UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2015

ACTIVE HEALTH FOODS, INC.

California	333-164788	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Magnolia Avenue, Suite 403, Riverside, CA

 92506

(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (951) 360-9970

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On October 13, 2014, the Company’s sole member of the board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to decrease the number of common shares of the Company authorized to be issued to 500,000,000 and to undertake a reverse split of the common stock on the basis of 1 new common share for each 1,000 common shares outstanding before the reverse split. On October 13, 2014, the Company received a written consent in lieu of a meeting of stockholders from three holders of 1,155,091,963 shares of Common Stock and one holder of 1,000 shares of Series A preferred stock, having a combined vote of 62.6% of the total shares entitled to vote, approving the proposed transaction.

On October 19, 2014, Registrant filed a Preliminary Information Statement on Schedule 14C with the SEC informing its shareholders of the pending action.  On October 29, 2014, Registrant filed a Definitive Information Statement and, on the same day, mailed a copy of the Definitive Information Statement to its shareholders of record, informing them of the pending transaction.  Simultaneously, Registrant executed the amendment to its Articles of Incorporation, which were thereafter filed with the California Secretary of State with an effective date of December 26, 2014.  Under applicable federal securities laws, the pending action was effective 20 days after the mailing of the Definitive Information Statement to Registrant’s shareholders of record; however, Registrant also provided a Notice of Corporate Action to the Financial Industry Regulatory Association (FINRA) and to the Depository Trust Company (DTCC) advising them both of the transaction for appropriate market clearance and electronic trading eligibility for the post-rever4se common stock.

Prior to the reverse split, there were 4,881,571,233 shares of common stock outstanding, which has been reduced to 4,881,572 common shares as a result of the reverse split.  There was no change to the outstanding shares of preferred stock.  After review of the transaction by the Financial Industry Regulatory Association (FINRA), the reverse split was announced to the market as of January 6, 2015 and the trading symbol for the common stock has been changed to AFHDD for a period of 20 business days, after which it will revert to the old symbol, AHFD. DTCC also has advised Registrant that the post-split common shares would continue to be DTCC eligible for full service electronic transfer in the DTCC system.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

Effective December 26, 2014, the Articles of Incorporation of Registrant were amended by written consent action of the Board of Directors and a majority vote of Shareholders of Registrant.  The amendment, a copy of which is attached as Exhibit 3, decreased the authorized capital stock to 500,000,000 shares of common stock, par value $0.001 (from 30,000,000,000 shares) and 10,000,000 shares of preferred stock, par value $0.001.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit

Description

    3

Certificate of Amendment of Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Active Health Foods, Inc..

Date: January 15, 2015	By:	/s/ E. Robert Gates
E. Robert Gates, Chief Executive Officer, President and Secretary